UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/05/2013

Superconductor Technologies Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21074

Delaware	77-0158076
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

460 Ward Drive
Santa Barbara, CA 93111-2310
(Address of principal executive offices, including zip code)

(805) 690-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

Superconductor Technologies Inc. (the "Company") previously disclosed the voting results of its 2013 annual meeting of stockholders with respect to the frequency of future advisory votes on the compensation of the Company's named executive officers. In light of those results, on March 17, 2014, the Company's board of directors determined by unanimous consent that the Company will hold a triennial advisory vote on the compensation of its named executive officers until the next vote on the frequency of stockholder votes on the compensation of named executives. The Company is required to hold a vote on frequency at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.

Date: April 14, 2014	By:	/s/ William J. Buchanan
William J. Buchanan
Chief Financial Officer